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CONTINUING GUARANTY

BORROWER:                  SMALL WORLD TOYS

GUARANTOR:                 DEBRA FINE

DATE:                      DECEMBER 15, 2004


      THIS CONTINUING GUARANTY is executed by the above-named guarantor(s) (jointly and severally, the "Guarantor"), as of the above date, in favor of PNC BANK, NATIONAL ASSOCIATION ("PNC"), with an address at 2 North Lake Avenue, Suite 440, Pasadena, California 91101, as agent ("Agent") for itself and the other Lenders (PNC, the other Lenders and Agent shall be referred to collectively and individually, as "Bank") under the Revolving Credit and Security Agreement (the "Loan Agreement") among Bank and the above-named borrower ("Borrower"), with respect to the Indebtedness of Borrower.


      1. CONTINUING GUARANTY. Guarantor hereby unconditionally guarantees and promises to pay on demand to Agent (BUT SUBJECT TO THE PROVISIONS OF SECTION 1B BELOW), for the benefit of Bank, at the address indicated above, or at such other address as Agent may direct, in lawful money of the United States, and to perform for the benefit of Bank, all Indebtedness of Borrower now or hereafter owing to or held by PNC, and all Indebtedness of Borrower now or hereafter owing to or held by Bank pursuant to or in connection with the Loan Agreement. As used herein, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation, BUT SUBJECT TO THE PROVISIONS OF
SECTION 1A BELOW: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly or acquired by assignment or otherwise, or held on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. As used herein, the term "Borrower" shall include any successor to the business and assets of Borrower, and shall also include Borrower in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Borrower or any of its assets, should Borrower hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by Bank to Borrower in Bank's sole discretion, but Guarantor acknowledges and agrees that acceptance by Bank of this Guaranty shall not constitute a commitment of any kind by Bank to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to Bank.

      1A. LIMIT ON INDEBTEDNESS; RELEASE OF GUARANTY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE DEFINITION OF "INDEBTEDNESS" OR OTHERWISE CONTAINED HEREIN, THE GUARANTOR'S LIABILITY HEREUNDER SHALL BE LIMITED TO THE SUM OF $1,000,000, PLUS ALL ATTORNEYS FEES AND OTHER COSTS AND EXPENSES INCURRED IN COLLECTING THE FOREGOING FROM THE GUARANTOR OR OTHERWISE IN CONNECTION WITH THE ENFORCEMENT OF THE RIGHTS AND REMEDIES OF AGENT AND BANKS WITH RESPECT TO THE GUARANTOR. THE GUARANTOR'S LIABILITY HEREUNDER SHALL NOT BE REDUCED OR AFFECTED BY THE FACT THAT THE INDEBTEDNESS MAY EXCEED SAID AMOUNT OR THE FACT THAT THE INDEBTEDNESS MAY BE REDUCED BELOW SAID AMOUNT AND SUBSEQUENTLY INCREASED. IN ADDITION, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, AGENT (ON ITS BEHALF AND ON BEHALF OF LENDERS) AGREES TO RELEASE GUARANTOR FROM HER OBLIGATIONS UNDER THIS GUARANTY, UPON WRITTEN REQUEST FROM THE GUARANTOR MADE AFTER THE FIRST ANNIVERSARY OF THE INITIAL REVOLVING ADVANCE MADE BY BANK TO BORROWER UNDER THE LOAN AGREEMENT, PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT



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SHALL EXIST HEREUNDER OR UNDER THE LOAN AGREEMENT,  AND PROVIDED FURTHER THAT BY
SUCH FIRST ANNIVERSARY THE "SUBORDINATED INDEBTEDNESS" (AS DEFINED BELOW) SHALL HAVE BEEN REPAID IN FULL FROM PROCEEDS RECEIVED BY SMALL WORLD KIDS, INC. ("SWK") AFTER THE DATE HEREOF FROM THE ISSUANCE OF EQUITY SECURITIES OF SWK. IF THE SUBORDINATED INDEBTEDNESS SHALL NOT HAVE BEEN SO REPAID BY SUCH DATE, THEN AGENT (ON ITS BEHALF AND ON BEHALF OF LENDERS) AGREES TO RELEASE GUARANTOR FROM HER OBLIGATIONS UNDER THIS GUARANTY, UPON WRITTEN REQUEST FROM GUARANTOR MADE NO EARLIER THAN 20 DAYS AFTER SWK HAS PROVIDED AGENT WITH A COPY OF SWK'S ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 2005, PROVIDED NO DEFAULT OR EVENT OF DEFAULT SHALL EXIST HEREUNDER OR UNDER THE LOAN AGREEMENT. FOR THE PURPOSES OF THE FOREGOING, "SUBORDINATED INDEBTEDNESS" SHALL MEAN, COLLECTIVELY, THE INDEBTEDNESS OWED BY SWK PURSUANT TO
(I) THE PROMISSORY NOTE, DATED MAY 20, 2004, BY SWK, IN FAVOR OF SWT, LLC, IN THE PRINCIPAL AMOUNT OF $5,000,000, (II) THE PROMISSORY NOTE, DATED SEPTEMBER __, 2004, BY SWK, IN FAVOR OF ST. CLOUD CAPITAL PARTNERS L.P., IN THE PRINCIPAL AMOUNT OF $2,000,000, AND (III) THE PROMISSORY NOTE, DATED SEPTEMBER 17, 2004, BY SWK, IN FAVOR OF STROME HEDGECAP LTD. AND/OR STROME INVESTMENT MANAGEMENT, IN THE PRINCIPAL AMOUNT OF $1,200,000.

      1B. GRACE PERIOD. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUT SUBJECT TO AND EXCEPT AS SET FORTH IN SECTION 6 HEREOF, GUARANTOR SHALL HAVE NO OBLIGATION TO PAY TO AGENT THE AMOUNT OF ANY INDEBTEDNESS GUARANTEED HEREUNDER UNTIL 120 DAYS AFTER THE DATE THAT SUCH INDEBTEDNESS HAS COME DUE BY ITS TERMS OR BY ACCELERATION PURSUANT TO THE LOAN AGREEMENT.

      2. WAIVERS. Guarantor hereby waives: (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the
Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between Bank and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require Bank to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Bank or any indebtedness of Bank to Borrower, or to exercise any other right or power, or pursue any other remedy Bank may have, and any rights or defenses by reason of any election of remedies by Bank; (c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Bank or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of Bank to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of Bank to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of Bank to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Bank to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon Bank for repayment or recovery of any amount or amounts received by Bank prior to the release of this Guaranty pursuant to Section 1A, in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Bank repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property, or by reason of any settlement or compromise of any such claim effected by Bank with any such claimant (including without limitation the Borrower), then and in any such event,



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Guarantor  agrees  that  any  such  judgment,   decree,  order,  settlement  and
compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to Bank under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Bank, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Guarantor hereby expressly and unconditionally waives (i) until all of the Indebtedness has been irrevocably paid and performed in full, all rights of subrogation, reimbursement, indemnity and contribution of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine, and (ii) any other rights and defenses that are or may become available to the Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code. Neither Bank, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Bank shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of Bank, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Bank.

      3. CONSENTS. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Bank may, from time to time, before or after revocation of this Guaranty, do any one or more of the following in Bank's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Bank at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Bank determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Bank determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that Bank shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that Bank shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, Bank shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

      4. ACCOUNT STATED. Bank's books and records showing the account between it and the Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Bank's monthly statements rendered to the Borrower shall be binding upon the Guarantor (whether or not the Guarantor receives copies thereof), and shall constitute an account stated between Bank and the Borrower, unless Bank receives a written statement of the Borrower's exceptions within 30 days after the statement was mailed to the Borrower. The Guarantor assumes full responsibility for obtaining copies of such monthly statements from the Borrower, if the Guarantor desires such copies.

      5. EXERCISE OF RIGHTS AND REMEDIES; FORECLOSURE OF TRUST DEEDS. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Agent may, on behalf of Bank, from time to time, before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including without limitation judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the


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effect thereof upon any of Guarantor's rights, including without limitation, any destruction  of  Guarantor's  right  of  subrogation  against  Borrower  and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580a, 580d or 726 of the California Code of Civil Procedure, or any comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law now or hereafter in effect, or otherwise. Without limiting the generality of the foregoing, (a) Guarantor waives all rights and defenses that the Guarantor may have because the Indebtedness is secured by real property. This means, among other things: (1) Agent may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower. (2) If Agent forecloses on any real property collateral pledged by the Borrower: (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Agent may collect from the Guarantor even if Agent, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. (b) The Guarantor waives all rights and defenses that the Guarantor may have because the guaranty of another guarantor is secured by real property. This means, among other things: (1) Agent may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the other guarantor. (2) If Agent forecloses on any real property collateral pledged by the other guarantor: (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Agent may collect from the Guarantor even if Agent, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to obtain contribution from the other guarantor. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the obligations of the other guarantor are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

      6. ACCELERATION. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, immediately upon the occurrence of an event described in "f" below, and immediately at the option of Agent upon the occurrence of any other of the following events, become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness: (a) any warranty, representation, statement, report, or certificate made or delivered to Bank by Guarantor is incorrect, false, untrue, or misleading when given in any material respect; or (b) Guarantor shall default in the performance of any of its obligations hereunder; or (c) any event shall occur which may or does result in the acceleration of the maturity of any material indebtedness of Guarantor to others (regardless of any requirement of notice, opportunity to cure or other condition prior to the exercise of any right of acceleration); or (d) Guarantor shall fail promptly to perform or comply with any term or condition of any agreement with any third party which does or may result in a material adverse effect on the business of Guarantor; or (e) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any material part of the property of Guarantor (unless discharged by payment, release or bond not more than ten days after such event has occurred); or (f) Guarantor shall (i) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing; or (g) Guarantor shall be deceased or declared incompetent by any court or a guardian or conservator shall be appointed for Guarantor or for any of its property; or (h) Guarantor shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management, or control of its business; or (i) Guarantor shall conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (j) Guarantor shall revoke this Guaranty or contest or deny liability under this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

      7. RIGHT TO ATTACHMENT REMEDY. Guarantor agrees that, notwithstanding the existence of any property securing any or all of the Indebtedness, Agent, on behalf of Bank, shall have all of the rights of an unsecured creditor of Guarantor, including without limitation the right to obtain a temporary protective order and writ of attachment against Guarantor with respect to any sums due under this Guaranty.


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Guarantor  further agrees that in the event any property secures the obligations of Guarantor under this Guaranty, to the extent that Agent, in its sole and absolute discretion, determines prior to the disposition of such property that the amount to be realized by Agent therefrom may be less than the indebtedness of the Guarantor under this Guaranty, Agent, on behalf of Bank, shall have all the rights of an unsecured creditor against Guarantor, including without limitation the right of Agent, prior to the disposition of said property, to obtain a temporary protective order and writ of attachment against Guarantor. Guarantor waives the benefit of Section 483.010(b) of the California Code of Civil Procedure and of any and all other statutes and rules of law now or hereafter in effect requiring Agent to first resort to or exhaust all such collateral before seeking or obtaining any attachment remedy against Guarantor. Bank shall have no liability to Guarantor as a result thereof, whether or not the actual deficiency realized by Bank is less than the anticipated deficiency on the basis of which Agent obtains a temporary protective order or writ of attachment.

      8. INDEMNITY. Subject to the limits of Section 1A, Guarantor hereby agrees to indemnify Bank and hold Bank harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorneys' fees), of every nature, character and description, which Bank may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Bank and Borrower, any actual or alleged failure of Bank to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Bank relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Bank or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Bank).

      9. SUBORDINATION. Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding. If any Event of Default has occurred, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to Agent the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Agent, for the benefit of Bank, all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Bank and shall forthwith be paid over to Agent to be applied to the Indebtedness in such order and sequence as Agent shall in its sole discretion determine, without limiting or affecting any other right or remedy which Bank may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against Borrower.

      10. REVOCATION. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. Guarantor waives all benefits of California Civil Code Section 2815, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving 90 days' advance written notice of revocation to Agent at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by Bank to Borrower more than 90 days after actual receipt of such written notice by Agent. No termination or revocation of this Guaranty shall be effective until 90 days following the date of actual receipt of said written notice of revocation by Agent. Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the 90th day following actual receipt of said written notice of revocation by Agent, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before or after expiration of said 90-day period), and all interest thereon, accruing before or after expiration of said 90-day period, and all attorneys' fees, court costs and collection charges, incurred before or after expiration of said 90-day period, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

      11. INDEPENDENT LIABILITY. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Agent. The liability of Guarantor

        CONTINUING GUARANTY
--------------------------------------------------------------------------------


hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by Agent or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that he was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his or her obligations hereunder either in full or to any lesser extent. If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

      12. FINANCIAL CONDITION OF BORROWER. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon her own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of Bank with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Bank to furnish to him any information now or hereafter in Bank's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require Bank to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of Bank, Borrower, or any other person, or any other matter, fact, or occurrence.

      13. REPORTS AND FINANCIAL STATEMENTS OF GUARANTOR. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Bank upon Agent's request (i) such financial statements and reports concerning Guarantor for such periods of time as Agent may designate, (ii) any other information concerning Guarantor's business, financial condition or affairs as Agent may request, and (iii) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Agent may from time to time request. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by Agent hereunder or in any litigation in which Bank may be involved relating directly or indirectly to Borrower or to Guarantor. Guarantor further agrees immediately to give written notice to Agent of any adverse change in Guarantor's financial condition and of any condition or event which constitutes an Event of Default under this Guaranty. All reports and information furnished to Bank hereunder shall be complete, accurate and correct in all respects. Whenever requested by Agent, Guarantor shall further deliver to Agent a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by the president and secretary of Guarantor, in their individual capacities) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to Bank under this Guaranty, are complete, correct and thoroughly and accurately present the financial condition of Guarantor, and that there exists on the date of delivery of said certificate to Agent no condition or event which constitutes an Event of Default under this Guaranty.

      14. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

        CONTINUING GUARANTY
--------------------------------------------------------------------------------


      15. COSTS. Whether or not suit be instituted, Guarantor agrees to reimburse Bank on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Bank in enforcing this Guaranty. In the event either Bank or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

      16. NOTICES. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to Agent at its address set forth in the heading of this Guaranty and to Guarantor at her address set forth under her signature hereon, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. Agent and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give Agent immediate written notice of any change in her address.

      17. CLAIMS. Guarantor agrees that any claim or cause of action by Guarantor against Bank, or any of Bank's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Guaranty, or any other transaction contemplated hereby or relating hereto, occurred, done, omitted or suffered to be done by Bank, or by Bank's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Guarantor by the commencement of an action or proceeding in a court of competent jurisdiction within the County of New York, New York, by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Bank or any other person authorized to accept service of process on behalf of Bank, within 30 days thereafter. Guarantor agrees that such one year period is a reasonable and sufficient time for Guarantor to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Bank. This provision shall survive any termination of this Guaranty or any other agreement.

      18. RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Bank by law, Bank shall have, with respect to the Guarantor's obligations to Bank hereunder and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby assigns, conveys, delivers, pledges and transfers to Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, Bank including without limitation any direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor.

      19. EQUAL CREDIT OPPORTUNITY ACT. If the Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

      20. CONSTRUCTION; SEVERABILITY. If more than one person has executed this Guaranty, the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effect shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

      21. GENERAL PROVISIONS. Agent, on behalf of Bank, shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to Bank, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Bank's right to proceed in any other form of action or proceeding or against any other party. The failure of Bank to enforce any of the provisions of this Guaranty at any time or

        CONTINUING GUARANTY
--------------------------------------------------------------------------------


for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Bank by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that Bank shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby. This Guaranty is the entire and only agreement between Guarantor and Bank with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Agent. All rights, benefits and privileges hereunder shall inure to the benefit of Bank and its successors and assigns and shall be binding upon Guarantor and her heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to Bank shall terminate this Guaranty as to her estate, and, notwithstanding the death of Guarantor or notice thereof to Bank, this Guaranty shall continue in full force and effect with respect to all Indebtedness, including without limitation Indebtedness incurred or created after the death of Guarantor and notice thereof to Bank. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

      22. GOVERNING LAW; VENUE AND JURISDICTION. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of New York. Any judicial proceeding brought by or against Guarantor with respect to any of the Indebtedness, this Guaranty, or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Guaranty, Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty. Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Guarantor and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Bank to bring proceedings against Guarantor in the courts of any other jurisdiction. Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Guarantor waives the right to remove any judicial proceeding brought against Guarantor in any state court to any federal court. Any judicial proceeding by Guarantor against Bank involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Guaranty or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

      23. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. BANK AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN BANK AND GUARANTOR ; OR (III) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF BANK OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING BANK OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

      24. RECEIPT OF COPY. Guarantor acknowledges receipt of a copy of this Guaranty.


----------------------------------------------
DEBRA FINE


Address:  c/o Small World Toys
          5711 Buckingham Parkway
          Culver City, California  90230
          Facsimile:  (310) 410-9606

STATE OF ______________    )
                           ) ss.
COUNTY OF ____________     )


      On  _______________,  2004, before me,  _________________________,  Notary
Public, personally appeared Debra Fine, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            Witness my hand and official seal.


                                                --------------------------------
                                                         (Seal)